TO SHAREHOLDERS OF
SMITH BARNEY FUNDS, INC. - INCOME RETURN ACCOUNT PORTFOLIO
Your Vote is Important
Dear Shareholder:
	The Board of Directors of Smith Barney Funds, Inc. - Income Return Account Portfolio ("Income Return Account Portfolio") has recently reviewed and unanimously endorsed a proposal for a reorganization of Income Return Account Portfolio which it judges to be in the best interests of Income Return Account Portfolio shareholders.
	Under the terms of the proposal, the Cash Portfolio ("Cash Portfolio") of Smith Barney Money Funds, Inc. would acquire all or substantially all of the assets and liabilities of Income Return Account Portfolio. After the transaction, the Income Return Account Portfolio would be liquidated and you would become a shareholder of Cash Portfolio, having received Class A shares of an aggregate value equivalent to the aggregate value of your investment in Income Return Account Portfolio at the time of the transaction. No sales charge would be imposed in the transaction. The transaction will be subject to Federal income taxes.
	The Board of Directors of Income Return Account Portfolio believes that the proposed reorganization is in the best interests of the Income Return Account Portfolio shareholders due, in large part, to the fact that the minimal assets of the Income Return Account Portfolio do not justify maintenance of the Income Return Account Portfolio as a separate portfolio. Income Return Account Portfolio assets have been declining since 1993 while its fixed costs have remained constant. As a result, the Portfolio's investment style has been significantly inhibited for a number of years and it has become increasingly difficult to provide competitive returns In fact, to maintain a competitive yield, Smith
Barney Mutual Funds Management Inc. has been waiving its management fees and has been reimbursing the expenses of the Income Return Account Portfolio.
	To consider this transaction, we have called a Special Meeting of Shareholders to be held October 17, 1997. We strongly invite your participation by asking you to review, complete and return your proxy promptly in the postage paid envelope provided.
	Detailed information about the proposed transaction is described in the enclosed prospectus/proxy statement. If you sign and date your proxy card but do not provide voting instructions, your shares will be voted
FOR the proposal.
	We thank you for your timely response and look forward to continuing to serve your investment needs. If you have any questions regarding the proposed transaction, please call your Financial
Consultant, who will be pleased to assist you.
IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.
							Sincerely,


Heath B. McLendon
Chairman of the Board
September 16, 1997

SMITH BARNEY FUNDS, INC. - INCOME RETURN ACCOUNT PORTFOLIO
388 Greenwich Street
New York, New York 10013
__________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on October 17, 1997
__________________

	Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Smith Barney Funds, Inc. - Income Return Account Portfolio ("Income Return Account Portfolio") will be held at 388 Greenwich Street,
22nd Floor, New York, New York, on October 17, 1997, commencing at 10:00
a.m., for the following purposes:
1. 	To consider and act upon the Agreement and Plan of
Reorganization (the "Plan") dated as of June 25, 1997, providing for (i) the acquisition of all or substantially all of the
assets of Income Return Account Portfolio by Smith Barney Money
Funds, Inc. on behalf of its Cash Portfolio ("Cash Portfolio")
in exchange for Class A shares of Cash Portfolio and the
assumption by Cash Portfolio of all stated liabilities of Income
Return Account Portfolio; (ii) the distribution of such shares of the Cash Portfolio to shareholders of Income Return Account
Portfolio in liquidation of Income Return Account Portfolio; and
(iii) the subsequent termination of Income Return Account
Portfolio.
2.	To transact such other business as may properly come before the
Meeting or any adjournment or adjournments thereof.
	The Directors of Income Return Account Portfolio have fixed the close of business on July 22, 1997 as the record date for the determination of shareholders of Income Return Account Portfolio entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO
NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO SIGN AND RETURN
WITHOUT DELAY THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH
REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE
MEETING.   INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET
FORTH ON THE FOLLOWING PAGE.
							By Order of the Board of
Directors

Christina T.  Sydor
Secretary
September 16, 1997

YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.


INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the
registration on the proxy card.
3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration 							Valid Signatures

Corporate Accounts

(1)  ABC Corp. 		ABC Corp.
(2)  ABC Corp. 		John Doe, Treasurer
(3)  ABC Corp.
	c/o John Doe, Treasurer 		John Doe
(4)  ABC Corp.
	Profit Sharing Plan 		John Doe, Trustee
Trust Accounts
(1)  ABC Trust 		Jane B. Doe, Trustee
(2)  Jane B. Doe,
	Trustee u/t/d 12/28/78		Jane B. Doe
Custodial or Estate Accounts
(1)  John B. Smith,
	Cust. f/b/o John B. Smith, Jr. UGMA		John B. Smith
(2)  John B. Smith 		John B. Smith, Jr.,
Executor


PROSPECTUS/PROXY STATEMENT dated September 16, 1997

CASH PORTFOLIO
a separate investment portfolio of
SMITH BARNEY MONEY FUNDS, INC.
388 Greenwich Street
New York, New York 10013
(800) 224-7523

INCOME RETURN ACCOUNT PORTFOLIO
a separate investment portfolio of
SMITH BARNEY FUNDS, INC.
388 Greenwich Street
New York, New York 10013
(800) 224-7523

This Prospectus/Proxy Statement is being furnished to shareholders of Smith Barney Funds, Inc.- Income Return Account Portfolio (the "Acquired Fund") in connection with a proposed Agreement and Plan of Reorganization dated June 25, 1997 (the "Plan") to be submitted to shareholders of the Acquired Fund for consideration at a Special Meeting of Shareholders to be held on October 17, 1997 at 10:00 a.m. at 388 Greenwich Street, 22nd Floor, New York, New York (the "Meeting") or any adjournment or adjournments thereof.
The Plan  provides for all or substantially all of the assets of the Acquired Fund to be acquired by Smith Barney Money Funds, Inc. - Cash Portfolio (the "Acquiring Fund") in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund (the Acquiring Fund and the Acquired Fund are sometimes referred to hereinafter collectively as the "Funds" and individually as a "Fund"). Upon completion of the reorganization, shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund. As a result of the reorganization, each shareholder of the Acquired Fund would receive that number of shares of the Acquiring Fund having an aggregate value equal to the aggregate value of such shareholder's shares of the Acquired Fund. All shareholders of the Acquired Fund would receive Class A shares of the Acquiring Fund. This transaction will be subject to Federal income taxes. The Acquiring Fund is a money market fund that invests in high quality money market instruments. Other portfolios of Smith Barney Money Funds, Inc. are the Government Portfolio and the Retirement Portfolio. Smith Barney Mutual Funds Management Inc. ("SBMFM" or the "Manager") manages the day-to-day operations of the Acquiring Fund. SBMFM is a subsidiary of Smith Barney Holdings Inc., which is a subsidiary of Travelers Group Inc., a financial services holding company engaged, through its subsidiaries, principally in the business of life and property and casualty insurance services, investment services and consumer finance services.
Although the Acquiring Fund is a money market fund and the Acquired
Fund is not, the investment objectives of the Acquiring Fund are substantially similar to those of the Acquired Fund. The Acquiring Fund's investment objective is maximum current income and preservation of capital. The Acquired Fund seeks high current income from a portfolio of high quality debt obligations while employing an immunization strategy to minimize the risk of loss of account value. Certain differences in the investment policies of the Acquiring Fund and the Acquired Fund are described under "Comparison of Investment Objectives and Policies" in this Prospectus/Proxy Statement.
This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated September 16, 1997, relating to this Prospectus/Proxy Statement and the reorganization described herein, has been filed with the SEC and is
incorporated by reference into this Prospectus/Proxy Statement.   A copy
of such Statement of Additional Information is available upon request and without charge by writing to the Acquired Fund at the address listed on the cover page of this Prospectus/Proxy Statement, by contacting a Smith Barney Financial Consultant, or by calling (800) 224-7523. The Prospectus of Smith Barney Money Funds, Inc. dated April 30, 1997 is incorporated by reference in its entirety and a copy is included herein. Also accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan for the proposed transaction.
The shares of the Acquiring Fund are not insured or guaranteed by the U.S. Government. There is no assurance that the Acquiring Fund will be able to maintain a stable net asset value of $1.00 per share.
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
	Page
Additional Materials		2
Fee Tables		3
Summary		6
Risk Factors		8
Reasons for the Reorganization		9
Information about the Reorganization		10
Information about the Acquiring Fund		14
Information about the Acquired Fund		17
Comparison of Investment Objectives and Policies		19
Information on Shareholders' Rights		23
Additional Information about Smith Barney Money Funds, Inc. and
	Smith Barney Funds, Inc. - Income Return Account Portfolio .		24
Other Business		24
Voting Information		25
Financial Statements and Experts		26
Legal Matters		26
Exhibit A: Agreement and Plan of Reorganization		A-1

ADDITIONAL MATERIALS

The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated September 16, 1997 relating to this Prospectus/Proxy Statement, will be sent to all shareholders requesting a copy of such Statement of Additional
Information.

1.	Statement of Additional Information of Smith Barney Money Funds,
Inc. dated April 30, 1997.

2.	Statement of Additional Information of Smith Barney Funds, Inc.
dated April 30, 1997.

3.	Annual Report of Smith Barney Money Funds, Inc. for the fiscal year ended December 31, 1996.

4.	Annual Report of Smith Barney Funds, Inc. for the fiscal year ended December 31, 1996.

5.	Semi-Annual Report of Smith Barney Money Funds, Inc. for the six
month period ended June 30, 1997.

6. 	Semi-Annual  Report of Smith Barney Funds, Inc. for the six
month period ended June 30, 1997.



FEE TABLES

	The following tables show the current costs and expenses of the Class A and Class C shares of the Acquired Fund and the Class A shares of the Acquiring Fund, and the pro forma costs and expenses expected to be incurred by the Acquiring Fund after giving effect to the reorganization, each based on the maximum sales charge or maximum contingent deferred sales charge ("CDSC") that may be incurred at the time of purchase or redemption:

				Class A 		Class A
				Shares		Shares
				Cash 		Income Return
				Portfolio		Account Portfolio	Pro
									Forma**
Shareholder Transaction Expenses
Maximum sales charge
imposed on purchases 		None		2.00%		None
		(as a percentage of
		offering price)
Maximum CDSC
(as a percentage of  		None		None*			None
original cost or redemption
proceeds, whichever is lower)
Annual Portfolio Operating Expenses
(as a percentage of average
net assets)
	Management fees			0.40%		0.45%		0.40%
	12b-1 fees			0.10		None		0.10
	Other expenses			0.12		0.81		0.12

Total Portfolio Operating Expenses		0.62%		1.26%		0.62%
______________________


*	Purchases of Class A shares, which equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

**	The pro forma financial figures are intended to provide shareholders information about the continuing impact of the reorganization as if the reorganization had taken place as of January 1, 1997.



					Class A 		Class C
					Shares		Shares
					Cash 		Income Return
					Portfolio		Account Portfolio	Pro Forma **
Shareholder Transaction Expenses
Maximum sales charge
imposed on purchases			None		None		None
	(as a percentage of
	offering price)
Maximum CDSC
	(as a percentage of 		None		1.00%		None
		original cost or redemption
		proceeds, whichever is lower)

Annual Portfolio Operating Expenses
	(as a percentage of average
	net assets)
		Management fees 		0.40%		0.45%		.40%
		12b-1 fees			0.10		0.35*		.10
		Other expenses 			0.12		0.80		.12

Total Portfolio Operating Expenses			.62%		1.60%		.62%

______________________

*	Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

**	The pro forma financial figures are intended to provide shareholders information about the continuing impact of the reorganization as if the reorganization had taken place as of January 1, 1997.



Examples

	The following examples are intended to assist an investor in understanding the various costs that an investor will bear directly or indirectly. The examples assume payment of operating expenses at the levels set forth in the tables above.

					1 Year	3 Years	5 Years	10 Years
An investor would pay the following
expenses on a $1,000 investment,
assuming (1) 5.00% annual return
and (2) redemption at the end of
each time period:

Cash Portfolio	Class A			$ 6	$ 20	$ 35	$ 77
Income Return Account Portfolio Class A	33	59	88	169
Income Return Account Portfolio Class C	26	50	87 	190
Pro Forma				6	20	35	77


					1 Year	3 Years	5 Years	10 Years
An investor would pay the following
expenses on the same annual return
and no redemption:


Cash Portfolio Class A			$ 6	$ 20	$ 35	$ 77
Income Return Account Portfolio Class A	33	59	88	169
Income Return Account Portfolio Class C	16	50	87	190
Pro Forma				6	20	35	77

	The examples also provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, a fund's actual return will vary and may be greater or less than 5.00%. These examples should not be considered representations of past or future expenses and actual expenses may be greater or less than those shown.


SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Agreement and Plan of Reorganization, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A, the accompanying Prospectus of the Acquiring Fund dated April 30, 1997 and the Prospectus of the Acquired Fund dated April 30, 1997.
Proposed Reorganization.  The Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund. The Plan also calls for the distribution of Class A shares of the Acquiring Fund to the Acquired Fund's shareholders in liquidation of the Acquired Fund. (The foregoing proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of that number of full and fractional Class A shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shareholder's shares of the Acquired Fund as of the close of business on the date that the Acquired Fund's assets are exchanged for shares of the Acquiring Fund. Shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, whether they currently own Class A or Class C shares of the Acquired Fund.
For the reasons set forth below under "Reasons for the
Reorganization," the Board of Directors of the Acquired Fund, including the "Independent Directors" (the Board members who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously concluded that the Reorganization would be in the best interests of the shareholders of the Acquired Fund and that the interests of the Acquired Fund's shareholders will not be diluted as a result of the transaction contemplated by the Reorganization, and the Board therefore has submitted the Plan for approval by the Acquired Fund's shareholders. The Board of Directors of the Acquiring Fund has reached similar conclusions with respect to the Acquiring Fund and its shareholders, and has also approved the Reorganization with respect to the Acquiring Fund.
Approval of the Reorganization will require the vote of a majority of the outstanding shares of the Acquired Fund at a meeting of shareholders at which a quorum is present, by the holders of shares present in person or represented by proxy and entitled to vote on such
action.   The presence in person or by proxy of the holders of record of a majority of the shares of the capital stock of the Acquired Fund issued and outstanding and entitled to vote will constitute a quorum at the Meeting. See "Voting Information."
Tax Consequences. This transaction will be subject to Federal income taxes. See "Information About the Reorganization- Federal Income Tax Consequences."
Investment Objectives and Policies. The Acquired Fund and the
Acquiring Fund have substantially similar investment objectives, policies and restrictions. The Acquired Fund seeks high current income for its shareholders and employs an immunization policy to minimize the loss of account value, whereas the Acquiring Fund seeks maximum current income and preservation of capital.
As a money market fund, the Acquiring Fund operates in accordance with Rule 2a-7 under the 1940 Act. Rule 2a-7 imposes specific requirements with respect to diversification, concentration and quality of portfolio assets, as well as the maturity of specific portfolio securities and the average maturity of the portfolio in the aggregate. Under Rule 2a-7, the Acquiring Fund must maintain a dollar weighted average portfolio maturity of less than 90 days, not purchase any assets having a remaining maturity of more than 397 days, and invest in U.S. dollar-denominated instruments which the Board determines present minimal credit risks. Rule 2a-7 provides that money market funds may invest only in "eligible securities," which are securities rated by at least two ratings agencies (or by the only rating agency that has rated the security) in one of the two highest short-term rating categories, or comparable unrated securities. The Acquiring Fund employs the amortized cost method of valuing portfolio securities, and the extent to which there is any deviation in the net asset value per share calculated based upon this method when compared to the value based upon market quotations is determined at reasonable intervals. In the event any such deviation exceeds 1/2 of 1% ($0.005), certain stabilization procedures would be promptly considered. This method of operating is intended to provide safety and liquidity for the Acquiring Fund's portfolio, and to minimize the potential for fluctuations in the net asset value of the Acquiring Fund's shares.
The Acquired Fund is not a money market fund and therefore does not operate under Rule 2a-7. It is permitted to invest in U.S. Government Obligations, bankers' acceptances, certificates of deposit, securities backed by letters of credit, commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") and notes and bonds, including floating rate issues, rated A or better by S&P or Moody's (or, if not rated, of comparable quality as determined by the Manager). The Acquired Fund's investments in U.S. Government Obligations may be in obligations with remaining maturities of five years or less, and its investments in corporate debt obligations may be in obligations with remaining maturities of three years or less. Normally, approximately one-third of the Acquired Fund consists of obligations that have remaining maturities of less than one year; however there may be occasions when up to 100% of the Acquired Fund is invested in securities maturing within one year. This intended portfolio composition was designed to achieve a higher level of income than would otherwise be available from an exclusively short-term portfolio (or that might be obtained from a money market fund) with less risk than that of a conventional bond or note portfolio. However, because the Acquired Fund's assets have decined for a number of years, its investment style has been significantly inhibited.
For a discussion of the differences between the investment policies of the Acquiring Fund and the Acquired Fund, see "Comparison of Investment Objectives and Policies."
At the time of the Reorganization, it is anticipated that the investments held by the Acquired Fund will be compatible with the investment policies of the Acquiring Fund, and it is anticipated that there will not be any material expenses incurred by the Acquiring Fund in aligning its portfolio in preparation for the Reorganization.
	Exchange Privileges. Shareholders of both Funds are entitled to exchange their shares for shares of the same class of certain funds of the Smith Barney Mutual Funds to the extent shares are offered for sale in the shareholder's state of residence. As part of the Reorganization, each shareholder of the Acquired Fund will become the owner of Class A shares of the Acquiring Fund and will be entitled to exchange such shares for Class A shares of other funds of the Smith Barney Mutual Funds. Any exchange will be a taxable event for which a shareholder may have to recognize a gain or loss under federal income tax provisions.
Dividends.  The Acquiring Fund declares a dividend of substantially all of its net investment income dividends daily and pays income dividends monthly. Net investment income includes interest accrued and discount earned and all short-term realized gains and losses on portfolio
securities and is less premium amortized and expenses accrued.   Long-
term capital gains, if any, are distributed annually. The Acquired Fund declares monthly income dividends and makes annual distributions of capital gains, if any.
Unless a shareholder of the Acquired Fund has elected to receive dividends and capital gains distributions in cash, dividends and capital gains distributions are reinvested automatically in additional shares of the Acquired Fund. Similarly, income dividends paid by the Acquiring Fund are automatically reinvested in shares of the Acquiring Fund unless a shareholder has elected to receive distributions in cash. Acquired Fund shareholders who have elected to receive dividends and distributions in cash will continue to receive distributions in such manner from the
Acquiring Fund.   Subsequent to the Reorganization, such Acquired Fund
shareholders may elect at any time to have their dividends and distributions reinvested automatically in additional shares of the Acquiring Fund by contacting their Financial Consultant. See "Dividends, Automatic Reinvestment and Taxes" in the accompanying Prospectus of the Acquiring Fund.
Purchase and Redemption Procedures.   Purchases of shares of the
Acquiring Fund may be made through a brokerage account maintained with Smith Barney or with a broker that clears securities transactions through Smith Barney on a fully disclosed basis. Class A shares of the Acquiring Fund are sold without an initial sales charge. Class A shares of the Acquired Fund are sold subject to a maximum initial sales charge of 2.00% of the public offering price. Purchases of Class A shares of the Acquired Fund which equal or exceed $500,000 in the aggregate are made at net asset value with no sales charge, but are subject to a CDSC of 1.00% on redemptions within 12 months. Class C shares of the Acquired Fund are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, and are subject to a CDSC upon certain redemptions.
Class A shares of both Funds, except as set forth in the preceding paragraph, may be redeemed, at their respective net asset values per share next determined without charge. Class C shares of the Acquired Fund may be redeemed at their net asset value per share, subject to a CDSC of 1.00% if such shares are redeemed during the first 12 months following their purchase. Shareholders of either Fund may redeem their shares on any day such Fund calculates its net asset value. Redemption requests received prior to the close of regular trading on the New York Stock Exchange ("NYSE") with respect to the Acquired Fund, or before 12 noon New York City time with respect to the Acquiring Fund, are priced at the net asset value per share determined on that day; otherwise, redemption requests are priced at the net asset value as next determined. See "How to Redeem Shares" in the accompanying Prospectus of the Acquiring Fund.
Shares of both Funds held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. All other shares may be redeemed through a Smith Barney Financial Consultant, introducing broker or dealer in the selling group or by forwarding a written request for redemption to the transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Redemption of Shares" in the accompanying Prospectus of the Acquiring Fund. Shareholders' Voting Rights. Shareholders of the Acquired Fund and
the Acquiring Fund have similar voting rights. For example, neither Smith Barney Funds, Inc. nor Smith Barney Money Funds, Inc. holds meetings of shareholders annually, and there is normally no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. In addition, under the laws of the State of Maryland, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. Shareholders of the Acquired Fund may, however, continue to redeem their shares at net asset value prior to the
date of the Reorganization.   See "Information on Shareholder Rights."
RISK FACTORS
Due to the similarities of investment objectives and policies of the Acquiring Fund and the Acquired Fund, an investment in the Acquiring Fund does not involve investment risks that are materially different from
those involved in an investment in the Acquired Fund.   For a full
description of the risks involved in investing in the Acquiring Fund, refer to "Investment Objectives and Policies" in the accompanying Prospectus of the Acquiring Fund.
REASONS FOR THE REORGANIZATION

The Board of Directors of the Acquired Fund has determined that it is advantageous to combine the Acquired Fund with the Acquiring Fund.
The Funds have substantially similar investment objectives, substantially similar investment policies and the same Manager and shareholder servicing agent. In reaching this conclusion, the Board considered a number of factors as described below.

The Board of Directors considered the fact that the Acquired Fund's assets have been declining since 1993 which has resulted in the Acquired Fund not having sufficient assets to justify maintaining it as a separate fund. Specifically, while much of the Acquired Fund's fixed costs have remained constant since 1993, the Acquired Fund's assets (for all classes of shares) have declined from over $60 million at year end 1993, to approximately $25 million at year end 1994, to under $20 million at year end 1995, and to under $18 million at year end 1996. This is in contrast to the assets of the Acquiring Fund which were over $27 billion at the end of 1996.

	The Manager also informed the Directors that since 1993, when the Acquired Fund's assets began to decline, the Acquired Fund's investment style has been significantly inhibited and it has become increasingly difficult to provide competitive returns. The Board considered that the Reorganization would permit the shareholders of the Acquired Fund to continue to pursue an investment goal involving the maximization of income from a short-term portfolio with limited volatility. The Board had been informed that with interests rates at their current levels, the yield on the Acquired Fund could drop below money market fund rates, given the expense ratio of the Acquired Fund. The Board considered the advantages to the respective Funds, including the removal of the impediments experienced by the Acquired Fund due to its small size.

	The Board members were presented with financial information as of the year ended December 31, 1996 which indicated that the total expenses of the Acquired Fund's classes were substantially higher than the total expenses of the Acquiring Fund (i.e., 1.26% for Class A shares of the Acquired Fund and 1.60% for Class C shares of the Acquired Fund as compared to 0.62% for Class A shares of the Acquiring Fund). The Board considered pro forma information for the combined fund (assuming the same level of assets as of December 31, 1996), which reflected the same expense ratio as that for the Acquiring Fund. The Board considered that Smith Barney has been subsidizing the Acquired Fund by waiving the management fee and absorbing expenses.

	In light of the foregoing, the Board of Directors of the Acquired Fund, including the Independent Directors, determined that it is in the best interests of the Acquired Fund and its shareholders to combine the Acquired Fund with the Acquiring Fund. The Board also determined that a combination of the Acquired Fund and the Acquiring Fund would not result in a dilution of the interests of the Acquired Fund's shareholders.
The Board of Directors also determined that it is advantageous to the Acquiring Fund to acquire the assets of the Acquired Fund. Among other reasons, the Board considered that: (1) the impact of the Reorganization on the current expenses of the Acquiring Fund will be minimal, and (2) the portfolio securities will be acquired without any cost to the Acquiring Fund. Accordingly, the Board of the Acquiring Fund, including a majority of the Independent Directors, determined that the Reorganization is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders will not be diluted as a result of the Reorganization.

INFORMATION ABOUT THE REORGANIZATION
Plan of Reorganization. The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all or substantially all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund on October 24, 1997 or such later date as may be agreed upon by the parties (the "Closing Date").
Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations. The Acquiring Fund will not assume any liabilities or obligations other than those reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. New York City time, on the Closing Date. The Acquiring Fund will deliver to the Acquired Fund for distribution to the Acquired Fund shareholders the number of Class A shares of the Acquiring Fund, including fractional Class A shares, determined by dividing the value of the Acquired Fund's net assets attributable to each class of its shares by the net asset value of one Class A share of the Acquiring Fund. The net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares and will be computed as of the close of regular trading on the NYSE with respect to the Funds, both on the Closing Date. If the net asset value of each class of shares of each Fund on the Closing Date were to be $1.00 per share, shareholders of the Acquired Fund would receive one Acquiring Fund share for each Acquired Fund share held on the Closing Date.
The Acquired Fund and the Acquiring Fund will utilize the
procedures set forth under "Valuation of Shares" in the Prospectus of the Acquiring Fund to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio. See "Comparison of Investment Objectives and Policies-Primary Investments" for a description of the amortized cost method of valuation used by the Acquiring Fund. The method of valuation employed will be consistent with the requirements set forth in the Prospectus of the Acquiring Fund, Rule 22c-1 under the 1940 Act and the interpretation of such rule by the SEC's Division of Investment Management.
 At or prior to the Closing Date, the Acquired Fund will and the Acquiring Fund may declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to their respective shareholders all taxable income for the period ending on
or prior to the Closing Date.   In addition, the Acquired Fund's dividend
will include its net capital gains realized in the period ending on or prior to the Closing Date (after reductions for any capital loss carryforward).
As soon after the Closing Date as conveniently practicable, the
Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of the Acquiring Fund received by the Acquired Fund. Shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to each of the Acquired Fund's shareholders. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated as a portfolio of Smith Barney Funds, Inc.
The consummation of the Reorganization is subject to the conditions
set forth in the Plan.   Notwithstanding approval of the Acquired Fund's
shareholders, the Plan may be terminated at any time at or prior to the Closing Date by (1) mutual agreement of Smith Barney Funds, Inc. and Smith Barney Money Funds, Inc. or (2) by either party to the Plan upon a material breach by the other party of any representation, warranty or agreement contained therein.
Approval of the Reorganization will require a vote of a majority of the outstanding shares of the Acquired Fund.
Description of the Acquiring Fund 's Shares. Full and fractional shares of common stock of the Acquiring Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and
as described in the Acquiring Fund's Prospectus.   Generally, the
Acquiring Fund does not issue share certificates to shareholders unless a specific request is submitted to the Acquiring Fund's transfer agent.
See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.
Federal Income Tax Consequences
Due to the recent significant contraction in the size of the
Acquired Fund, the Reorganization will be treated for Federal income tax purposes as a taxable disposition by the Acquired Fund of its assets in exchange for shares of the Acquiring Fund (and the assumption by the Acquiring Fund of certain liabilities of the Acquired Fund), followed by a liquidating distribution by the Acquired Fund of shares of the Acquiring Fund.
The Acquired Fund will recognize gain or loss on the taxable disposition of its assets, but will receive a dividends paid deduction in respect of the liquidating distribution and will therefore not be subject to Federal income tax as a result of the Reorganization. The Acquiring Fund will take a fair market value basis in the assets received from the Acquired Fund.
Shareholders of the Acquired Fund will recognize gain or loss on the liquidating distribution of shares of the Acquiring Fund equal to the excess of the fair market value of the Acquiring Fund Shares received over their basis in the Acquired Fund shares exchanged therefor. Such gain or loss will be a capital gain or loss if the shareholder is treated as holding shares in the Acquired Fund as a capital asset, and will be long-term capital gain or loss if the shareholder is treated as holding
shares in the Acquired Fund for more than one year.   Long-term capital
gains are eligible for reduced tax rates to individuals, and such rates may be further reduced if the individual's holding period exceeds 18 months. Shareholders of the Acquired Fund will take a fair market value basis in the shares of the Acquiring Fund.
Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of
their individual circumstances.   Since the foregoing discussion only
relates to the Federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.


Capitalization. The following table shows the capitalization of the Acquiring Fund and the Acquired Fund as of August 29, 1997, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.


Cash
Portfolio

Income Return Account
Portfolio
Pro Forma for
Reorganization

Class A
Shares
(Unaudited)
Class A
Shares
(Unaudited)
Class C
Shares
(Unaudited)
Class A
Shares
(Unaudited)


Net assets
$30,280,725,261
$1,049,344
$380,396
$30,282,155,001







Net asset value per
share
1.00
9.44
9.44
1.00







Shares outstanding
30,281,631,930
111,214
40,317
30,283,061,670


As of July 22, 1997 (the "Record Date"), there were 127,530 outstanding Class A shares and 41,412 outstanding Class C shares of the Acquired Fund and 29,679,687,925 outstanding Class A shares of the Acquiring Fund. As of the Record Date, the officers and Directors of Smith Barney Funds, Inc. beneficially owned as a group less than 1% of the outstanding shares of the Acquired Fund. Except as set forth below, to the best knowledge of the Board of Directors of the Acquired Fund, as of the Record Date, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) owned beneficially or of record 5% or more of a Class of shares of the Acquired Fund. As of the Record Date, the officers and Directors of Smith Barney Money Funds, Inc. beneficially owned as a group less than 1% of the outstanding shares of the Acquiring Fund. Except as set forth below, to the best knowledge of the Board of Directors of the Acquiring Fund, as of the Record Date, no shareholder or group (as that term is used in Section 13(d) of the Exchange Act) owned beneficially or of record more than 5% of the Acquiring Fund.



Name and Address
Percentage of Class
Owned of Record or
Beneficially as
of the Record Date

Upon
Consummation of
the
Reorganization


Income Return Account Portfolio
Class A




Jacque Baker
Smith Barney Inc. Rollover
Cust.
101 Mott Avenue
Santa Cruz, CA  95062-3729

7.29%
Less than 1%


Chicago Foundation for Women
Reserve Fund Account
Attn.: Marianne Philbin
230 W. Superior -  #400
Chicago, IL  60610-3536
6.43
Less than 1%




Name and Address
Percentage of Class
Owned of Record or
Beneficially as
of the Record Date

Upon
Consummation of
the
Reorganization



Income Return Account Portfolio
Class C




Marshall E. Redding IRA
Smith Barney Inc. IRA Custodian
Suite  A
2530 Atlantic Ave.
Long Beach, CA  90806-2741
53.12%
Less than 1%

Osage Hills Apt.  Ministries
Inc.
Attn.: S. Gabrielle Kocour
P.O. Box 8014
Tulsa, OK  74101-8014
13.23
Less than 1%


Helen Fierstein
Smith Barney Inc. IRA Custodian
5158 H. Floria Way
Boynton, Beach FL  33437-5230
7.48
Less than 1%

Driven-Ware Systems Inc.
Attn.: Anthony Coppola Jr.
32 Royal County Down
Pinehurst, NC  28374-8176
5.24
Less than 1%

Atlantic Electric Systems Inc.
401K P/S/Plan U/A/D 12/01/88
Donna L. Butterworth TTEE
77 Corporate Park
3421 A St. Vardell LN
Charlotte, NC  28217-1369
5.20
Less than 1%

Cash Portfolio Class C




Frontier Trust Company TTEE
DAS-CO of Idaho Inc. 401(k)
Plan
411 East Karcher Rd
Nampa, ID  83687
15.69
15.69%






Name and Address
Percentage of Class
Owned of Record or
Beneficially as
of the Record Date

Upon
Consummation of
the
Reorganization



Frontier Trust Company As TTEE
Reynolds Brothers Inc.
Attn. Ed Snyder
1080 Airport Road
Lakewood, NJ  08701
14.58%
14.58%

Frontier Trust Company TTEE
United Mizrahi 401(k) and
Profit Sharing Plan
611 Wilshire Blvd. Ste. 700
Los Angeles, CA  90017
10.13
10.13

Frontier Trust Company As TTEE
Napoleon Spring Works Inc.
Attn. Patrick Glynn
Rt. 60 South
Archbold, OH  43502
7.13
7.13

Frontier Trust Company As TTEE
Pacific Western Services
Attn. Jo Ann Glaser
3594 NW  Byron St.
STE 202/PO Box 3043
Silverdale, WA  98383
5.60
5.60


INFORMATION ABOUT THE ACQUIRING FUND

Management's Discussion and analysis of Market Conditions and Portfolio Review (through December 31, 1996)

Performance Summary

The chart below provides the yields for the Cash Portfolio of the Smith Barney Money Funds for the seven-day period ended December 31, 1996.

Smith Barney Money Funds Class A Shares Yield

Portfolio
Seven  Day Yield
Effective Yield*

Cash
4.90%
5.02%

*	Assumes dividends are reinvested.


	Asset Growth: Because the Federal Reserve Board (Fed) has kept the federal funds rate (the benchmark of short-term interest rates and the rate banks charge each other for overnight loans) unchanged at 5.25% since January 1996, the interest rate environment for the past year had little impact on the returns for money market funds. Nevertheless, the growth in 401(k) retirement plans, new money from insured, fixed-rate bank products and the relatively attractive returns for money funds compared to bond fund returns have produced another year of double-digit asset growth for the money fund industry. During 1996, assets under management in the Cash Portfolio rose 19.5%.

	Market Update and Outlook: 1996 posed a dilemma for both the Fed and investors because of widespread expectations that the Fed would raise short-term interest rates. Instead, the Fed chose to remain on the sidelines and left interest rates unchanged. The last Fed action came in January 1996 when it lowered the federal funds rate from 5.50% to 5.25%. However, despite making few changes to its existing policy, the Fed has signaled that it will not hesitate to raise interest rates should any signs of inflationary pressures emerge.

	During the third quarter, U.S. economic growth, as measured by Gross Domestic Product ("GDP"), rose at a 2.1% annual rate after the second quarter's 4.7% annual rate. Most of this increase in GDP came not from higher consumer spending but from a build-up in inventories. This was a departure since U.S. economic growth in recent quarters has primarily come from investments by businesses and consumers. The fixed income markets generally performed better in the fourth quarter due to modest U.S. economic growth, little or no inflation, positive job growth in line with market expectations and generally upbeat consumers.

	The yet-to-be released fourth quarter GDP is expected to show above average trend growth with estimates ranging from 3.3% to 4.7%. Most of that strength is predicted to come from exports and overall good
Christmas sales.

	In our view, the U.S. economy appears to be operating at a sustainable level. Inventories are under control and real estate prices are fairly stable. Although job creation remains strong, many U.S. consumers have started to save more and consumer spending has slowed down from early 1996. Given these conditions, we do not believe a recession is likely. However, given the fact that the U.S. economy is now in its sixth year of expansion, it is less likely that the economy can continue to post two or three quarters of 3.5% growth; a scenario which would worry the Fed and cause it to tighten monetary policy.

	In light of the current state of the U.S. economy, we believe short-term interest rates will stay in a narrow trading range over the next few months. Fed Chairman Alan Greenspan's widely circulated comments about too much speculation in the equity market suggest to us that the Fed is uncomfortable with the stock market's historically high levels and will monitor the situation closely in the months ahead.

Investment Strategy

	During the Smith Barney Money Funds' fiscal year ended December 31, 1996, the average life of the Cash Portfolio ranged from 70 to 85 days. Over the near term, we expect to maintain a 60 to 70 day average life for the Cash Portfolio as data regarding the pace of U.S. economic growth and inflation is released. In terms of the composition of the Cash Portfolio, we have increased our governments and agencies exposure to roughly 10% and increased our holdings in asset-backed commercial paper from 10% to 15% since the issuance of corporate and industrial paper has been declining. Most corporations continue to be cash rich and mergers have reduced the number of names from our approved list of issuers.

Management Update (through July 11, 1997)

Performance Summary

	The chart below provides the yields for the Cash Portfolio of the Smith Barney Money Funds for the seven-day period ended June 30, 1997.

Smith Barney Money Funds Class A Shares Yield

Portfolio
Seven  Day Yield
Effective Yield*

Cash
5.09%
5.22%

*	Assumes dividends are reinvested.


Market Overview for the Acquiring Fund and the Acquired Fund

	Over the past six months, the U.S. economy has grown vigorously. Gross Domestic Product, the total output of goods and services, rose at a 5.9% annual rate in the first quarter of 1997. This comes on the heels of a 3.8% annual rate of growth in the fourth quarter of 1996. Much of the growth in the first quarter of 1997 came from higher personal consumption as evidenced by strong motor vehicle and durable goods sales. High consumer confidence and a low unemployment rate have also contributed to a healthy first half of the year. Absent from the picture has been any concrete signs of inflation. For the first five months of 1997 consumer prices rose only 1.4%, down from the 3.8% for the comparable period of 1996. Nevertheless, the Federal Open Market Committee raised short-term interest rates by 25 basis points (0.25%) at its meeting in March 1997.

	Going forward, we expect economic growth to slow down from its current pace. Part of the strength in the first quarter of 1997 resulted from a buildup in business inventories, a factor that should detract from economic growth in upcoming quarters. Furthermore, reports from auto manufacturers and department stores suggest that retail sales have slowed in the second quarter of 1997. This slowdown could be the result of temporary factors such as autoworker strikes and April tax payments.

	The overall trend indicates that both the labor market and corporate America remain strong. Nevertheless, recently released economic reports gave the Federal Reserve Board ("Fed") the necessary leeway to leave interest rates unchanged at their May and July meetings, while it continues to closely monitor the economy for any signs of excessive growth and inflationary pressures.

	It appears that Fed Chairman Alan Greenspan has adopted a new policy based on the possibility that we have entered a new economic era. Chairman Greenspan seems willing to allow faster economic growth because productivity gains are helping to keep inflation in check. In addition, successful deficit reduction and real high interest rates (based on our belief that the current rate of inflation is overstated) has resulted in the Fed pursuing a less restrictive monetary policy.

	We believe the Fed will continue to fine tune monetary policy and there should be less interest rate volatility over the next several months. Given this scenario and barring no inflation (as reflected in recent bond market yield hovering below 7.0%), we will invest across the yield curve if we identify any good values.

	If inflation reports remain positive over the long term and the annual rate of economic growth slows down to a 2%-3% range in 1998, the Fed might lower rates to further prolong the economic expansion. In that case, we would expect the average maturity of the Smith Barney Money Funds to be targeted between 65-85 days.

	The Cash Portfolio is 50% invested in top-tier U.S. dollar-denominated foreign obligations and 50% in domestic obligations. The Retirement Portfolio is 55% in top-tier U.S. dollar-denominated foreign obligations and 45% in domestic obligations. A few split-rated issuers that we purchased for the Portfolios such as Fleet Financial, GTE and Nynex have had their short-term ratings upgraded by several of the nationally recognized statistical rating organizations. In addition, we have recently added several high-quality issuers such as Lucent Technologies and Hertz Corporation to our Portfolios.


INFORMATION ABOUT THE ACQUIRED FUND

Management's Discussion and analysis of Market Conditions and Portfolio Review (through December 31, 1996)

Market Overview

	In our view, one of the most important events for the market in 1996 was the unexpected strength of the U.S. economy during the first half of the year and weaker economic growth during the second half. In addition to President Clinton's re-election and Congress maintaining its Republican majority, other significant market events in 1996 include the U.S. Treasury's plans to introduce inflation-indexed securities, the Boskin Report that suggests inflation may be roughly 1% lower than previously reported, and Russian President Boris Yeltsin surviving both medically and politically.

Income Return Account Portfolio
Performance and Investment Strategy (through December 31, 1996)

	For the year ended December 31, 1996, the Income Return Account Portfolio's Class A shares had a total return of 4.08% and underperformed versus the 5.67% total return for the Salomon Brothers One-Year Treasury Index over the same period. In addition, over the past twelve months, the Portfolio distributed dividends totaling $0.47 per Class A share.

	The Income Return Account invests in money market instruments to help provide stability, and in longer-term securities (not to exceed five years for U.S. Government securities, and three years for corporate debt obligations) to provide enhanced return. For defensive purposes, the Portfolio also employs an immunization strategy. (The Portfolio's immunization strategy involves the use of proprietary technology that helps provide support to the manager in avoiding negative quarterly returns.) While minor day-to-day price fluctuations are unavoidable, this strategy should produce sufficient income during adverse market conditions to offset any potential decline in the prices of the Portfolio's longer term securities. In extremely uncertain or volatile periods of interest rates, it is possible for the Portfolio to be fully invested in short-term money market instruments. Unlike money market funds, which generally seek to maintain a stable net asset value (NAV) of $1.00 per share, the Income Return Account Portfolio's NAV does fluctuate with market conditions.

	Volatility in the market and the speed of that volatility has risen during the reporting period. In our view, a primary factor behind this higher (and faster) volatility has been the increasingly important market influence of hedge funds, foreign investors and central banks. In this type of environment, the Portfolio's immunization strategy, although challenged, has enabled the Portfolio to avoid quarterly negative returns this past year.

Historical Performance (unaudited)


Growth of $10,000 Invested in
Class A Shares of the Income
Return Account Portfolio vs.
Salomon Brothers 1-Year Treasury
Index+



December 1986 -- December 1996



Income Return
Account
Portfolio

Salomon Brothers
1-Year Treasury
Index

12/86
$  9,874
$  10,000

12/87
10,343
10,574

12/88
11,014
11,220

12/89
12,188
12,350

12/90
13,262
13,452

12/91
14,863
14,634

12/92
15,732
15,337

12/93
16,361
15,925

12/94
16,703
16,343

12/95
18,112
17,664

12/96
18,851
18,776


+	Hypothetical illustration of $10,000 invested in Class A shares on
December 31, 1986, assuming deduction of the maximum 2.50% sales charge in effect at the time of investment and the reinvestment of dividends (after deduction of applicable sales charge through November
7, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through December 31, 1996. The Salomon Brothers 1-
Year Treasury Index is composed of the most recently issued twelve month United States Treasury Bill which is used to track the Treasury Bill's total return until its maturity. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

	All figures represent past performance and are not predictive of future results. Investment return and principal value will fluctuate and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Management Update (through August 5, 1997)

Market Overview

	See "Information about the Acquiring Fund - Management Update (through July 11, 1997)".

Performance Summary

	For the six months ended June 30, 1997, the Income Return Account Portfolio's Class A shares had a total return of 2.32% and Class C shares had a total return of 2.02%. Each Class slightly underperformed the 2.99% total return for the Salomon Brothers One-Year Treasury Index over the same period.
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

	The following discussion comparing investment objectives, policies and restrictions of the Acquiring Fund and the Acquired Fund is based upon and qualified in its entirety by the respective discussions in the Prospectuses of the Acquiring Fund and the Acquired Fund. For a full discussion of the investment objectives, policies and restrictions of the Acquiring Fund, refer to the Prospectus of the Acquiring Fund, which accompanies this Prospectus/Proxy Statement, under the caption
"Investment Objectives and Policies," and for a discussion of these issues as they apply to the Acquired Fund, refer to the Prospectus of the Acquired Fund under the caption "Investment Objective and Management Policies."
Investment Objectives.  The Acquired Fund and the Acquiring Fund
have substantially similar investment objectives.  The Acquired Fund seeks high current income from a portfolio of high quality debt obligations and employs an immunization strategy to minimize the risk of loss of account value. The Acquiring Fund is a money market fund that seeks maximum current income and preservation of capital. There can be no assurance that either Fund will be able to achieve its investment objectives. Both the Acquiring Fund and the Acquired Fund's investment objectives are considered fundamental policies which cannot be changed without the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the respective Fund, which is the lesser of: (i) 67% of the voting securities of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Fund.
Primary Investments.  The Acquiring Fund seeks to achieve its objectives by investing in U.S. Government obligations and related repurchase agreements, bank obligations and high quality commercial paper, corporate obligations and municipal obligations (as such instruments are described below). The Acquiring Fund's investments are limited to United States dollar-denominated instruments that have received the highest rating from (a) any two nationally recognized statistical rating organizations ("NRSRO") that have issued a rating with respect to a security or class of debt obligations of an issuer or (b)
one NRSRO, if only one NRSRO has issued a rating at the time that the
Fund acquires a security.
The Acquired Fund attempts to achieve its investment objective by investing in U.S. Government Obligations and repurchase agreements, bankers' acceptances, certificates of deposit, securities backed by letters of credit, commercial paper rated A-1 by S&P or by Moody's, and notes and bonds, including floating rate issues, rated A or better by S&P or by Moody's, or if not rated, of comparable quality as determined by the Manager. Normally, approximately one-third of the Acquired Fund consists of obligations that have remaining maturities of less than one year; however there may be occasions when up to 100% of the Acquired Fund is invested in securities maturing within one year. This portfolio composition is intended to achieve a higher level of income than would otherwise be available from an exclusively short-term portfolio (or that might be obtained from a money market fund) with less risk than that of a conventional bond or note portfolio. However, because the Acquired
Fund's assets have declined for a number of years, its investment style has been significantly inhibited.
The Acquiring Fund has adopted certain investment policies to assure that, to the extent reasonably possible, the Acquiring Fund's price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. The
Acquiring Fund uses the "amortized cost method" for valuing securities, which involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of any impact of fluctuating interest rates on the market value of the instrument. The purpose of such valuation method is to attempt to maintain a constant net asset value per share, and it is expected that the price of the Fund's shares will remain at $1.00. Although there is no assurance that at some future date there will not be a rapid change in interest rates, a default by an issuer or some other event that could cause the Acquiring Fund's price per share to change from $1.00, in order to minimize fluctuations in market price, the Acquiring Fund will not purchase a security with a remaining maturity of greater than 13 months or maintain a dollar weighted average portfolio maturity in excess of 90 days.
The following is a description of the types of money market
instruments in which the Funds may invest:
U.S. Government Obligations  Both Funds may invest in U. S.
Government Obligations. The Acquiring Fund may invest in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government (including Treasury bills, notes and bonds) or by its agencies and instrumentalities (such as the Government National Mortgage Association Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks and the Federal National Mortgage Association). Some of these securities (such as Treasury bills) are supported by the full faith and credit of the U.S. Treasury; others (such as obligations of the Federal Home Loan Bank) are supported by the right of the issuer to borrow from the Treasury; while still others (such as obligations of the Student Loan Marketing Association) are supported only by the credit of the instrumentality. Similarly, the Acquired Fund invests in U.S. Obligations guaranteed as to payment of principal and interest by one of its agencies (such as the Government National Mortgage Association) or others (such as obligations of the Student Loan Marketing Association) that are supported only by the credit of the instrumentality, and direct obligations of the U.S. Treasury (including Treasury bills, notes and bonds) and others (such as obligations of the Federal Home Loan Bank)
that are supported by the right of the issuer to borrow from the
Treasury.
Repurchase Agreements.   Both Funds may enter into repurchase
agreement transactions (typically the acquisition of an underlying security for a relatively short period of time (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the security at an agreed upon price and future date (normally the next business day) with any broker/dealer or other financial institution, including the Fund's custodian, that is deemed creditworthy by the Manager, under guidelines approved by the Fund's Board of Directors). The Acquiring Fund, as a matter of fundamental policy, may not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets at that time would be invested in repurchase agreements maturing in more than seven days. The Acquired Fund has a similar restriction limiting investment in repurchase agreements maturing in more than seven days and any other illiquid assets to 10% of total assets.
Reverse Repurchase Agreements.  The Acquired Fund is permitted to invest up to 1/3 of its total assets in reverse repurchase agreements although the policy of the Manager has been to limit such investments to no more than 5% of the Acquired Fund's net assets.
Commercial Paper. Both Funds may invest in commercial paper.
Because the Acquiring Fund is a money market fund, the Board of the Acquiring Fund must determine that there is limited credit risk in order for the Fund to invest in commercial paper. The Acquired Fund may invest in commercial paper rated A-1 by S&P or Prime-1 by Moody's. The
Acquiring Fund may invest in promissory notes that have received the highest rating from the requisite NRSRO for short-term debt securities or comparable unrated securities and in the commercial paper of foreign issuers.
Corporate Obligations. The Acquiring Fund may invest in obligations of corporations (1) rated AA or better by the requisite NRSRO or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in one of the two highest rating categories for short-term debt obligations. The Acquiring Fund may invest only in corporate obligations with remaining maturities of 13 months or less.
Bank Obligations.   Both Funds may invest in bank obligations. The
Acquiring Fund may invest in obligations (including certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits ("TDs"))
and securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") (including obligations of foreign branches of such members) if either: (a) the principal amount of the obligation is insured in full by the FDIC or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $l billion (as reported in its most recently published financial statements prior to the date of investment). The Acquiring Fund intends to maintain at least 25% of its total assets in obligations of domestic and foreign banks, subject to the foregoing criteria. The Acquiring Fund intends to limit its investment in fixed time deposits maturing from two business to seven calendar days to 10% of its total assets. The Acquired Fund may also invest in bank obligations (including CDs, bankers' acceptances, and securities backed by letters of credit).
High Quality Municipal Obligations.   The Acquiring Fund may invest
in debt obligations of states, cities, counties, municipalities, municipal agencies and regional districts rated SP-1+ or A-1 or AA or better by S&P or MIG 2, VMIG 2 or Prime-l or Aa or better by Moody's or, if not rated, determined by the Manager to be of comparable quality. At certain times, supply/demand imbalances in the tax-exempt market cause municipal obligations to yield more than taxable obligations of equivalent credit quality and maturity length. The purchase of these securities could enhance the Acquiring Fund's yield. The Acquiring Fund will not invest more than 10% of its total assets in municipal obligations.
Notwithstanding the permitted investments described above, the
Acquiring Fund is a money market fund and, as such, is subject to the requirements of Rule 2a-7 under the 1940 Act ("Rule 2a-7"). Under Rule 2a-7, money market funds (other than tax-exempt money market funds which have separate guidelines) are also required to meet certain diversification tests. Investments in the securities of any one issuer (other than U.S. Government securities) generally may not exceed 5% of such a fund's total assets.
Investment Restrictions. The Funds have adopted the following investment restrictions for the protection of shareholders. These restrictions may not be changed without the approval of the holders of "a majority of the outstanding voting securities," as defined in the 1940 Act, of the respective Fund.
1.	The Acquired Fund may not purchase common stocks,
preferred stocks, warrants, other equity securities or municipal obligations.
2.	Neither Fund may borrow money except from banks for
temporary purposes, in an amount not to exceed 10% of the value of its total assets and may pledge up to 10% of the value of its assets to secure such borrowings.  The Funds will only borrow money to accommodate requests for redemption of shares while effectuating an orderly liquidation of portfolio securities or to clear
securities transactions and not for leveraging purposes. Whenever borrowings exceed 5% of the value of the Acquiring Fund's total assets, the Acquiring Fund will not make additional investments.
This restriction does not prohibit the Acquired Fund from entering into reverse repurchase agreements so long as not more than 33 1/3 of the Acquired Fund's total assets are subject to such agreements.
3.	Neither Fund may sell securities short.  The Acquired
Fund may not purchase securities on margin.
4.	Neither Fund may write or purchase put or call options.
5.	The Acquired Fund may not underwrite the securities of
other issuers or knowingly purchase securities subject to
restrictions on disposition under the Securities Act of 1933
("restricted securities").
6.	Neither Fund may purchase or sell real estate (except
the Acquired Fund may purchase mortgage related securities issued or guaranteed by the U.S. Government agencies or
instrumentalities), commodities (and, with respect to the Acquired
Fund, commodity futures contracts) or oil and gas interests.
7.	Neither Fund may make loans to others, except through
the purchase of qualified debt obligations and entry into
repurchase agreements, each as described above under "Comparison of Investment Objectives and Policies" except that each Fund may purchase and simultaneously resell for later delivery, obligations issued or guaranteed as to principal and interest by the U.S.
Government its agencies or instrumentalities; provided that the
Fund will not enter into such a repurchase agreement if as a result more than 10% of its total assets would be subject to repurchase agreements maturing in greater than seven days.
8.	Neither Fund may with respect to 75% of its assets
invest more than 5% of its assets in the securities of any one issuer, except securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies and
instrumentalities.   In compliance with Rule 2a-7, the Acquiring
Fund will not purchase securities, other than obligations of the
U.S. Government or its agencies and instrumentalities, if,
immediately after such purchase, more than 5% of the value of the
Fund's total assets would be invested in securities of any one issuer.  The Acquiring Fund's fundamental policy would give the
Fund the ability to invest, with respect to 25% of the Fund's assets, more than 5% of its assets in any one issuer only in the event that Rule 2a-7 is amended to authorize this.
9.	The Acquired Fund may not purchase any securities other
than obligations of the U.S. Government, its agencies and instrumentalities if more than 25% of its assets are invested in the securities of issuers in any single industry.
10.	The Acquiring Fund may not concentrate in any other
industries except that it intends to invest not less than 25% of its assets in certain domestic and foreign bank obligations and reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies and instrumentalities.
11.	Neither Fund may invest in companies for the purpose of
exercising control.
12.	Neither Fund may invest in securities of other
investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.
13.	The Acquired Fund may not issue senior securities
except as the Acquired Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; or (b) permitted borrowings of money.
14.	The Acquiring Fund may not purchase illiquid securities
(such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the Acquiring Fund's assets would be invested in such securities. The Acquired Fund has a similar investment restriction limiting the purchase of repurchase agreements maturing in more than seven days to 10% of its total assets (see restriction 7 above).
INFORMATION ON SHAREHOLDERS' RIGHTS
General.  Smith Barney Money Funds, Inc. and Smith Barney Funds,
Inc. (collectively, the "Companies") are similar in many aspects of corporate governance. As Maryland corporations, both are governed by their Articles of Incorporation and By-laws as well as applicable
Maryland and federal law.
Voting Rights.  Neither Smith Barney Funds, Inc. nor Smith Barney
Money Funds, Inc. (each a "Company") holds meetings of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. A meeting of shareholders of either Company, for any purpose, must be called upon the written request of shareholders holding at least 25% of such Company's outstanding shares. On each matter submitted to a vote of the shareholders of one of the Companies, each shareholder is entitled to one vote for each whole share owned and a proportionate, fractional vote for each fractional share outstanding in the shareholder's name on the Company's books. On any matter which affects only the interests of a Fund, only the holders of shares of such Fund are entitled to vote. Similarly, holders of shares of a Fund will not be entitled to vote on matters not affecting their interests (for example, those affecting only the interest of other portfolios of the Company). Directors hold office until a successor is elected and qualified, and vacancies in the Board of Directors may be filled by the Board of Directors.
Appraisal Rights.   Under the laws of the State of Maryland,
shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the
Acquired Fund by another entity, such as the Reorganization. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value prior to the date of the Reorganization.
Liquidation.   In the event of a liquidation of the Acquired Fund
or Acquiring Fund, shareholders of such liquidating Fund are entitled to receive, when and as declared by the Board of Directors, the excess of the assets belonging to such liquidating Fund over the liabilities belonging to such liquidating Fund. In such a case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded in the books of the Fund.
Shareholder Liability.  Under Maryland law, neither Company's shareholders have personal liability for the Company's corporate acts and obligations. Shares of the Acquiring Fund issued to the shareholders of the Acquired Fund in the Reorganization will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof and transferable without restrictions and will have no preemptive or conversion rights.
Liability of Directors.   The Articles of Incorporation of each
Company provide that the Company will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Company. Nothing in the Articles of Incorporation or the By-laws of either Company, however, protects or indemnifies a Director or officer against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Rights of Inspection. Maryland law permits any shareholder of the either Fund or any agent of such shareholder to inspect and copy during the Fund's usual business hours the Company's By-laws, minutes of shareholder proceedings, annual statements of the Company's affairs and voting trust agreements on file at its principal office.
The foregoing is only a summary of certain characteristics of the operations of the Companies, their respective Articles of Incorporation and By-laws, and Maryland law. The foregoing is not a complete
description of the documents cited.   Shareholders should refer to the
provisions of such Articles of Incorporation, By-laws and Maryland law directly for a more thorough description.

ADDITIONAL INFORMATION ABOUT
SMITH BARNEY MONEY FUNDS, INC. -CASH PORTFOLIO AND
SMITH BARNEY FUNDS, INC. - INCOME RETURN ACCOUNT PORTFOLIO
Smith Barney Funds, Inc.  Information about the Acquired Fund is included in its current Prospectus dated April 30, 1997, and in the Statement of Additional Information dated April 30, 1997 that has been filed with the SEC, both of which are incorporated herein by reference.
A copy of the Prospectus and the Statement of Additional Information is available upon request and without charge by writing the Acquired Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-224-7523.
Smith Barney Money Funds, Inc.  Information about the Acquiring
Fund is incorporated herein by reference from its current Prospectus dated April 30, 1997, and Statement of Additional Information dated April 30, 1997. A copy of such Statement of Additional Information has been filed with the SEC and is available upon request and without charge by writing the Acquiring Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-224-7523. Both the Acquiring Fund and the Acquired Fund are subject to the informational requirements of the Exchange Act and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 75 Park Place, New York, New York 10007. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

OTHER BUSINESS
The Board of Directors of the Acquired Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


VOTING INFORMATION
This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Acquired Fund to be used at the Special Meeting of Shareholders to be held at 10:00 a.m. on October 17, 1997, at 388 Greenwich Street, 22nd Floor, New York, New York 10013, and at any adjournment thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about September 18, 1997. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of "no" votes for purposes of obtaining the requisite approval of the Plan. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Acquired Fund, 388 Greenwich Street, New York, New York 10013.
Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization contemplated thereby. Approval of the Plan will require the vote of a majority of the outstanding shares of the Acquired Fund. Shareholders of the Acquired Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.
Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of Smith Barney, Inc. ("Smith Barney") and/or First Data, transfer agent of the Acquired Fund. The aggregate cost of solicitation of the shareholders of the Acquired Fund is expected to be approximately $3,000. Expenses of the Reorganization, including the costs of the proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement will be borne by Smith Barney, the Funds' distributor.
In the event that sufficient votes to approve the Reorganization are not received by October 17, 1997, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn the Meeting.
The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.



FINANCIAL STATEMENTS AND EXPERTS
KPMG Peat Marwick LLP has rendered an opinion on the statements of assets and liabilities, including the schedules of investments, of the Acquired Fund and the Acquiring Fund as of December 31, 1996, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements have been incorporated by reference herein and into the Statement of Additional Information relating to this Prospectus/Proxy Statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.
LEGAL MATTERS
The validity of shares of the Acquired Fund will be passed upon by Sullivan & Cromwell, 125 Broad Street, New York, NY 10004. In rendering such opinion, Sullivan & Cromwell may rely on an opinion of Maryland counsel.
THE BOARD OF DIRECTORS OF THE ACQUIRED FUND, INCLUDING THE
INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


Exhibit A
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 25th day of June, 1997, by and between SMITH BARNEY MONEY FUNDS,
INC. ("Smith Barney Money Funds"), a Maryland corporation with its principal place of business at 388 Greenwich Street, New York, New York 10013, on behalf of the CASH PORTFOLIO (the "Acquiring Fund"), and SMITH BARNEY FUNDS, INC. ("Smith Barney Funds"), a Maryland corporation with its principal place of business at 388 Greenwich Street New York, New
York 10013, on behalf of the INCOME RETURN ACCOUNT PORTFOLIO (the "Acquired Fund"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund in exchange for Class A shares of common stock of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") and the assumption by the Acquiring Fund of certain liabilities of the Acquired Fund and the distribution, after the Closing Date herein referred to, of Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and the liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, Smith Barney Money Funds and Smith Barney Funds are
registered investment companies of the management type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
WHEREAS, both Smith Barney Money Funds and Smith Barney Funds are authorized to issue shares of common stock;
WHEREAS, the Board of Directors of Smith Barney Funds has
determined that the exchange of all or substantially all of the assets and certain of the liabilities of the Acquired Fund for Acquiring Fund Shares and the assumption of such liabilities by Smith Barney Money Funds on behalf of the Acquiring Fund is in the best interests of the Acquired Fund's shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;
WHEREAS, the Board of Directors of Smith Barney Money Funds has
determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.
NOW, THEREFORE, in consideration of the premises and of the
covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	Transfer of Assets of the Acquired Fund in Exchange for the
Acquiring Fund Shares and Assumption of the Acquired Fund's
Scheduled Liabilities and Liquidation of the Acquired Fund
1.1.	Subject to the terms and conditions herein set forth and on
the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer the Acquired Fund's assets as set forth in paragraph 1.2 to Smith Barney Money Funds on behalf of the Acquiring Fund, and Smith Barney Money Funds on behalf of the Acquiring Fund agrees in exchange therefor: (i) to deliver to the
Acquired Fund the number of Class A Acquiring Fund Shares,
including fractional Class A Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets attributable to shares of the Acquired Fund held by shareholders, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A Acquiring Fund Share,
computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain liabilities of the
Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing"). Smith Barney Money Funds on behalf of the Acquiring
Fund and  the Acquired Fund agrees to file, effective at the
Closing, Articles of Transfer with the State of Maryland Department of Assessments and Taxation.
1.2.	(a)	The assets of the Acquired Fund to be acquired by Smith
Barney Money Funds on behalf of the Acquiring Fund shall consist of all or substantially all of its property, including, without limitation, all cash, securities and dividends or interest
receivables which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired
Fund on the closing date provided in paragraph 3.1 (the "Closing
Date").
(b)	The Acquired Fund has provided the Acquiring Fund with
a list of all of the Acquired Fund's assets as of the date of execution of this Agreement.  The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is
permitted to invest.   The Acquiring Fund will, within a reasonable
time prior to the Closing Date, furnish the Acquired Fund with a statement of the Acquiring Fund's investment objectives, policies and restrictions and a list of the securities, if any, on the
Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment
objectives, policies and restrictions.   In the event that the
Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date.  In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such
investments as may be necessary to avoid violating such limitations as of the Closing Date.
1.3.	The Acquired Fund will endeavor to discharge all the
Acquired Fund's known liabilities and obligations prior to the
Closing Date.   Smith Barney Money Funds on behalf of the Acquiring
Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and
Liabilities of the Acquired Fund prepared by Smith Barney Mutual
Funds Management (the "Manager"), as of the Valuation Date (as
defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited
period.   Smith Barney Money Funds on behalf of the Acquiring Fund
shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.
1.4.	As provided in paragraph 3.4, as soon after the Closing
Date as is conveniently practicable (the "Liquidation Date"), the
Acquired Fund will liquidate and distribute pro rata to the
Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"),
the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Shareholders of the Acquired Fund shall receive Class A Acquiring
Fund Shares. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired
Fund will simultaneously be canceled on the books of Smith Barney
Funds, although share certificates representing interests in the
Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph
1.1.   Smith Barney Funds shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.
1.5.	Ownership of Acquiring Fund Shares will be shown on the
books of the Acquiring Fund's transfer agent.   Acquiring Fund
Shares will be issued in the manner described in the Acquiring
Fund's current prospectus and statement of additional information.
1.6.	Any transfer taxes payable upon issuance of the Acquiring
Fund Shares in a name other than the registered holder of the
Acquired Fund shares on the books of Smith Barney  Funds as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.7.	Any reporting responsibility of the Acquired Fund is and
shall remain  the responsibility of Smith Barney Funds up to and including the Closing Date.
2.	Valuation
2.1.	The value of the Acquired Fund's assets to be acquired by
the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.
2.2.	The net asset value of Acquiring Fund Shares shall be the
net asset value per share computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then current
prospectus or statement of additional information.
2.3.	All computations of value shall be made by the Manager in
accordance with its regular practice as pricing agent for the
Acquired Fund and the Acquiring Fund, respectively.
3.	Closing and Closing Date
3.1.	The Closing Date shall be October 24, 1997, or such later
date as the parties may agree to in writing.   All acts taking
place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of Smith Barney Inc., 388 Greenwich Street, New York, New York
10013, or at such other time and/or place as the parties may agree.
3.2.	The custodian for the Acquiring Fund (the "Custodian")
shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the
Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.
3.3.	In the event that on the Valuation Date (a) the NYSE or
another primary trading market for portfolio securities of the
Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring
Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
	3.4.	The Acquired Fund shall deliver at the Closing a list of
the names and addresses of the Acquired Fund's shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified on
behalf of the Acquired Fund by its President.   The Acquiring Fund
shall issue and deliver a confirmation evidencing the Acquiring
Fund Shares to be credited to the Acquired Fund's account on the
Closing Date to the Secretary of Smith Barney Funds, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund
Shares have been credited to the Acquired Fund's account on the
books of the Acquiring Fund.   At the Closing, each party shall
deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
4.	Representations and Warranties
	4.1.	Smith Barney Funds represents and warrants to Smith Barney
Money Funds as follows:
(a)	The Acquired Fund is a portfolio of Smith Barney Funds,
which is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland;
(b)	Smith Barney Funds is a registered investment company
classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company
Act of 1940, as amended (the "1940 Act") is in full force and effect;
(c)	Smith Barney Funds is not, and the execution, delivery
and performance of this Agreement on behalf of the Acquired Fund will not result, in a material violation of its Articles of
Incorporation or By-laws or of any agreement, indenture,
instrument, contract, lease or other undertaking to which Smith
Barney Funds is a party or by which it is bound;
(d)	Smith Barney Funds has no material contracts or other
commitments (other than this Agreement) which will be terminated with liability to Smith Barney Funds prior to the Closing Date;
(e)	No material litigation or administrative proceeding or
investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Smith
Barney Funds with respect to the Acquired Fund or any of the
Acquired Fund's properties or assets, except as previously
disclosed to the Acquiring Fund. Smith Barney Funds knows of no facts which might form the basis for the institution of such proceedings and neither Smith Barney Funds nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or Smith Barney
Funds' ability on behalf of the Acquired Fund to consummate the transactions herein contemplated;
(f)	The Statements of Assets and Liabilities of the
Acquired Fund for each of the fiscal years ended December 31, 1996,
1995, 1994, 1993 and 1992, and for the period December 16, 1992
(inception of Class C shares) to December 31, 1992, with respect to
Class C shares, have been audited by KPMG Peat Marwick LLP,
independent certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the
Acquiring Fund) fairly reflect the financial condition of the
Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;
(g)	At the Closing Date, all federal and other tax returns
and reports of the Acquired Fund required by law then to have been filed by such dates shall have been filed, and all federal and other taxes shown as due on such returns shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(h)	For the most recent fiscal year of its operation, the
Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company;
(i)	All issued and outstanding shares of the Acquired Fund
are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of
Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The
Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the
Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;
(j)	At the Closing Date, the Acquired Fund will have good
and marketable title to its assets to be transferred to the
Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the
Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), other than as disclosed to the
Acquiring Fund;
(k)	The execution, delivery and performance of this
Agreement has been duly authorized by all necessary action on the part of Smith Barney Fund's Board of Directors and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of Smith
Barney Fund's on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to
bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;
(l)	The information to be furnished by the Acquired Fund
for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereof;
(m)	The proxy statement of Smith Barney Funds on behalf of
the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.7 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing
Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.
	4.2.	Smith Barney Money Funds represents and warrants to Smith
Barney Funds as follows:
(a)	The Acquiring Fund is a portfolio of Smith Barney Money
Funds, which is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland;
(b)	Smith Barney Money Funds is a registered investment
company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
(c)	The current prospectus of and statement of additional
information of Smith Barney Money Funds conform in all material respects to the applicable requirements of the 1933 Act and the
1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or
necessary to make the statements therein, in light of the
circumstances under which they were made, not materially
misleading;
(d)	At the Closing Date, Smith Barney Money Funds will have
good and marketable title to the Acquiring Fund's assets;
(e)	Smith Barney Money Funds is not, and the execution,
delivery and performance of this Agreement on behalf of the
Acquiring Fund will not result, in a material violation of its
Articles of Incorporation or By-laws or of any agreement,
indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which Smith Barney Money Funds is a party or by which it is bound;
(f)	No material litigation or administrative proceeding or
investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Smith
Barney Money Funds with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to Smith Barney Funds.  Smith Barney Money
Funds and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither Smith
Barney Money Funds nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the
Acquiring Fund's business or Smith Barney Money Funds' ability on behalf of the Acquiring Fund to consummate the transactions
contemplated herein;
(g)	The Statements of Assets and Liabilities of the
Acquiring Fund for each of the fiscal years ended December 31,
1996, 1995, 1994, 1993 and 1992 have been audited by KPMG Peat
Marwick, independent certified public accountants, and are in accordance with generally accepted accounting principles
consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein;
(h)	At the Closing Date, all federal and other tax returns
and reports of the Acquiring Fund required by law then to have been filed by such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
(i)	For the most recent fiscal year of its operation, the
Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and the Acquiring Fund intends to do so in the future;
(j)	At the date hereof, all issued and outstanding shares
of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the
Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund;
(k)	The execution, delivery and performance of this
Agreement has been duly authorized by all necessary action, if any, on the part of Smith Barney Money Funds' Board of Directors and, assuming due authorization, execution and delivery by the Acquired
Fund, this Agreement constitutes a valid and binding obligation of
Smith Barney Money Funds on behalf of the Acquiring Fund,
enforceable in accordance with its terms, subject as to
enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;
(l)	The Acquiring Fund Shares to be issued and delivered to
Smith Barney Funds for the account of the Acquired Fund
Shareholders, pursuant to the terms of this Agreement, will at the
Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal
liability attaching to the ownership thereof;
(m)	The information to be furnished by the Acquiring Fund
for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
(n)	The Proxy Statement to be included in the Registration
Statement (only insofar as it relates to the Acquiring Fund and
Smith Barney Money Funds) will, on the effective date of the
Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the
statements therein, in light of the circumstances under which such statements were made, not materially misleading; and
(o)	Smith Barney Money Funds, on behalf of the Acquiring
Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act, and to file notices with state securities commissions as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.	Covenants of the Acquired Fund, Smith Barney Funds, the
Acquiring Fund and Smith Barney Money Funds
	5.1.	Smith Barney Money Funds on behalf of the Acquiring Fund
and Smith Barney Funds on behalf of the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date.  It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and
distributions deemed advisable, in each case payable either in cash or in additional shares.
	5.2.	Smith Barney Funds will call a meeting of Acquired Fund
shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.
	5.3.	Smith Barney Funds covenants that the Acquiring Fund Shares
to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.
	5.4.	Smith Barney Funds will assist the Acquiring Fund in
obtaining such information as the Acquiring Fund reasonably
requests concerning the beneficial ownership of the Acquired Fund's shares.
	5.5.	Subject to the provisions of this Agreement, Smith Barney
Funds on behalf the Acquired Fund and Smith Barney Money Funds on behalf of the Acquiring Fund each will take, or use to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
	5.6.	As promptly as practicable, but in any case within sixty
days after the Closing Date, Smith Barney Funds shall furnish the
Acquiring Fund, in such form as is reasonably satisfactory to the
Acquiring Fund, a statement of the earnings and profits of the
Acquired Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Chairman and Treasurer or
Assistant Treasurer of the Acquired Fund.
	5.7.	Smith Barney Funds will provide the Acquiring Fund with
information reasonable necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy
Statement, referred to in paragraph 4.1(m), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.



6.	Conditions Precedent to Obligations of Smith Barney Funds in
respect of the Acquired Fund
	The obligations of Smith Barney Funds to consummate the transactions provided for herein shall be subject, at its election, to the performance by Smith Barney Money Funds and the Acquiring
Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:
	6.1.	All representations and warranties of Smith Barney Money
Funds and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions
contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;
	6.2.	Smith Barney Money Funds on behalf of the Acquiring Fund
shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman and its Treasurer or Assistant Treasurer,
in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of Smith Barney Money Funds and the Acquiring Fund made in this Agreement are true and correct at and as of the Closing
Date, except as they may be affected by the transactions
contemplated by this Agreement; and
	6.3.	Smith Barney Funds shall have received on the Closing Date
a favorable opinion from Sullivan & Cromwell, counsel to Smith
Barney Money Funds, dated as of the Closing Date, in a form reasonably satisfactory to Christina T. Sydor, Esq., Secretary of the Acquired Fund, covering the following points:
That (a) Smith Barney Money Funds is duly organized and validly existing under the laws of the State of Maryland; (b) Smith
Barney Money Funds is an open-end management investment company registered under the 1940 Act; (c) this Agreement, the Reorganization provided for hereunder and the execution of this Agreement have been duly authorized and approved by all requisite action of Smith Barney Money Funds, and this Agreement has been duly executed and delivered by Smith Barney Money Funds and is a valid and binding obligation of Smith Barney Money
Funds with respect to the Acquiring Fund enforceable in accordance with its terms against the assets of the Acquiring
Fund, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (d) the Class A Acquiring Fund
Shares to be issued to the Acquired Fund for distribution to its shareholders pursuant to this Agreement have been duly authorized and, subject to the receipt by Smith Barney Money
Funds on behalf of the Acquiring Fund of consideration equal to the net asset value thereof (but in no event less than the par value thereof), such Class A Acquiring Fund Shares, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable.
	Such opinion may state that it is solely for the benefit of Smith Barney Funds, its directors and its officers. Such counsel may rely, as to matters governed by the laws of the State of Maryland, on an opinion of Maryland counsel.

7.	Conditions Precedent to Obligations of Smith Barney Money Funds
in Respect of the
	Acquiring Fund
	The obligations of Smith Barney Money Funds on behalf of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by Smith
Barney Funds of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the
following conditions:
	7.1.	All representations and warranties of  Smith Barney Funds
contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;
	7.2.	Smith Barney Funds on behalf of the Acquired Fund shall
have delivered to the Acquiring Fund a statement of the Acquired
Fund's assets and liabilities, together with a list of the Acquired
Fund's portfolio securities showing the tax costs of such
securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;
	7.3.	Smith Barney Funds shall have delivered to the Acquiring
Fund on the Closing Date a certificate executed in its name by its Chairman and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the
Closing Date, to the effect that the representations and warranties of the Smith Barney Funds and the Acquired Fund made in this
Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and
	7.4.	The Acquiring Fund shall have received on the Closing Date
a favorable opinion of Sullivan & Cromwell, counsel to the Smith
Barney Funds, in a form satisfactory to Christina T. Sydor, Esq., Secretary of Smith Barney Money Funds, covering the following points:
That (a) the Smith Barney Funds is duly organized and validly existing under the laws of the State of Maryland; (b) Smith
Barney Funds is an open-end management investment company registered under the 1940 Act; and (c) this Agreement, the Reorganization provided for hereunder and the execution of this Agreement have been duly authorized and approved by all requisite action of Smith Barney Funds , and this Agreement has been duly executed and delivered by Smith Barney Funds and is a valid and binding obligation of Smith Barney Funds enforceable in accordance with its terms against the assets of the Acquired
Fund, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.
	Such opinion may state that it is solely for the benefit of Smith Barney Money Funds, its directors and its officers. Such counsel may rely, as to matters governed by the laws of the State of Maryland, on an opinion of Maryland counsel.

8.	Further Conditions Precedent to Obligations of the Acquired
Fund,  Smith Barney Funds, the Acquiring Fund and Smith Barney
Money Funds
	If any of the conditions set forth below do not exist on or before the Closing Date with respect to Smith Barney Money Funds on behalf of the Acquiring Fund, or the Acquired Fund, the other party to this Agreement shall, at its option, not be required to
consummate the transactions contemplated by this Agreement:
	8.1.	This Agreement and the transactions contemplated herein
shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Smith Barney Fund's Articles of Incorporation and by-
laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither Smith Barney Money Funds on behalf of the Acquiring Fund nor Smith Barney Funds on behalf of the Acquired Fund may waive the conditions set forth in this paragraph 8.1;
	8.2.	On the Closing Date, no action, suit or other proceeding
shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
	8.3.	All consents of other parties and all other consents,
orders and permits of federal and if applicable state and local, regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired
Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such
conditions;
	8.4.	The Registration Statement shall have become effective
under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or
contemplated under the 1933 Act;
	8.5.	The Acquired Fund shall have declared and paid a dividend
or dividends on the outstanding shares of the Acquired Fund, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund all of the investment company taxable income of the Acquired Fund for all taxable years ending on or prior to the Closing Date. The dividend declared and paid by the Acquired Fund shall also include all of such fund's net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward);
9.	Brokerage Fees and Expenses
	9.1.	Smith Barney Money Funds on behalf of the Acquiring Fund
represents and warrants to the Acquired Fund, and Smith Barney
Funds on behalf of the Acquired Fund hereby represents and warrants to Smith Barney Money Funds on behalf of the Acquiring Fund, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
	9.2.	(a)	Except as may be otherwise provided herein, Smith
Barney Inc., the Funds' distributor shall be liable for the
expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including the expenses of: (i)
counsel and independent accountants associated with the
Reorganization; (ii) printing and mailing the Prospectus/Proxy
Statement and soliciting proxies in connection with the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2 hereof; (iii) any special pricing fees associated with the
valuation of the Acquired Funds or the Acquiring Funds portfolio on the Closing Date; (iv) expenses associated with preparing this
Agreement and preparing and filing the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued in the Reorganization; (v) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under
applicable state securities laws to qualify the Acquiring Fund
Shares to be issued in connection with the Reorganization.  The
Acquired Fund shall be liable for: (i) all fees and expenses related to the liquidation of the Acquired Fund; and (ii) fees and expenses of the Acquired Fund's custodian and transfer agent incurred in connection with the Reorganization.  The Acquiring Fund shall be liable for any fees and expenses of the Acquiring Fund's transfer agent incurred in connection with the Reorganization.
	(b)	Consistent with the provisions of paragraph 1.3, the
Acquired Fund, prior to the Closing, shall pay for or include in the unaudited Statement of Assets and Liabilities prepared pursuant to paragraph 1.3 all of its known and reasonably estimated expenses associated with the transactions contemplated by this Agreement.
10.	Entire Agreement; Survival of Warranties
	10.1.	The parties hereto agree that no party has made any
representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the
parties.
	10.2.	The representations, warranties and covenants contained
in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.
	11.	Termination
	11.1.	This Agreement may be terminated at any time prior to
the Closing Date by: (1) the mutual agreement of Smith Barney Funds on behalf of the Acquired Fund and Smith Barney Money Funds on behalf of the Acquiring Fund; (2) Smith Barney Funds in respect of the Acquired Fund in the event that Smith Barney Money Funds in respect of the Acquiring Fund shall, or Smith Barney Money Funds in respect of the Acquiring Fund in the event that Smith Barney Funds in respect of the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) a condition herein expressed to be precedent to the obligations of the
terminating party has not been met and it reasonably appears that it will not or cannot be met.
	11.2.	In the event of any such termination, there shall be no
liability for damages on the part of either Smith Barney Funds on behalf of the Acquired Fund or Smith Barney Money Funds on behalf of the Acquiring Fund or their respective directors or officers to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.2.
12.	Amendments
	This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Smith Barney Funds and Smith Barney Money Funds;
provided, however, that following the meeting of the Acquired Fund shareholders called by Smith Barney Funds pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of
changing the provisions for determining the number of the Acquiring
Fund Shares to be issued to the Acquired Fund's shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	Notices
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to
Smith Barney Funds, 388 Greenwich Street, 22nd Floor, New York, New
York 10013, Attention: Secretary; or to Smith Barney Money Funds,
388 Greenwich Street, New York, New York 10013, Attention:
Secretary.
14.	Headings; Counterparts; Governing Law; Assignment;
Limitation of Liability
	14.1	The article and paragraph headings contained in this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
	14.2 	This Agreement may be executed in any number of
counterparts, each of which shall be deemed an original.
	14.3	This Agreement shall be governed by and construed in
accordance with the laws of the State of New York.
	14.4	This Agreement shall bind and inure to the benefit of the
parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and attested by its Secretary or Assistant Secretary.
Attest:

SMITH BARNEY
MONEY FUNDS, INC.
on behalf of the
CASH PORTFOLIO


	/s/  Christina T. Sydor
Name:	Christina T. Sydor
Title:	Secretary

By:	/s/  Heath B. McLendon
Name:	Heath B. McLendon
Title: 	Chairman of the Board and
	Chief Executive Officer

Attest:

SMITH BARNEY FUNDS, INC.
on behalf of the
INCOME RETURN ACCOUNT PORTFOLIO





	/s/  Christina T. Sydor
Name:	Christina T. Sydor
Title:	Secretary
By:	/s/  Heath B. McLendon
Name:	Heath B. McLendon
Title:	Chairman of the Board





29


8
	A-